UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
April 13, 2026
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (800) 483-3220

000-16844	PECO ENERGY COMPANY	23-0970240
(a Pennsylvania corporation) P.O. Box 8699 2301 Market Street Philadelphia, Pennsylvania 19101-8699 (215) 841-4000

001-01910	BALTIMORE GAS AND ELECTRIC COMPANY	52-0280210
(a Maryland corporation) 2 Center Plaza 110 West Fayette Street Baltimore, Maryland 21201-3708 (410) 234-5000

001-31403	PEPCO HOLDINGS LLC	52-2297449
(a Delaware limited liability company) 701 Ninth Street, N.W. Washington, District of Columbia 20068-0001 (202) 872-2000

001-01072	POTOMAC ELECTRIC POWER COMPANY	53-0127880
(a District of Columbia and Virginia corporation) 701 Ninth Street, N.W. Washington, District of Columbia 20068-0001 (202) 872-2000

001-01405	DELMARVA POWER & LIGHT COMPANY	51-0084283
(a Delaware and Virginia corporation) 500 North Wakefield Drive Newark, Delaware 19702-5440 (202) 872-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
EXELON CORPORATION:
Common Stock, without par value	EXC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

2026 PECO Electric and Gas Rate Filings

On April 16, 2026, PECO Energy Company (“PECO”), a subsidiary of Exelon Corporation (“Exelon”), filed a petition with the Pennsylvania Public Utility Commission (“PAPUC”) to withdraw its previously filed electric and gas rate proceedings submitted on March 30, 2026, in PAPUC Docket No. R-2026-3060859 and PAPUC Docket No. R-2026-3060860 (“Rate Case Proceedings”).

PECO will continue to evaluate the timing and approach for future capital investments and potential regulatory filings. Any decisions related to capital investments to support longer-term grid modernization will be informed by customer affordability considerations, system reliability needs, and ongoing engagement with regulators and other stakeholders. As PECO assesses longer-term grid needs, it remains committed to providing safe and reliable service.

2026 Maryland Utility RELIEF Act

On April 13, 2026, the Maryland Utility RELIEF Act (“Utility RELIEF Act”) was passed through the Maryland General Assembly and awaits the Governor’s signature to become law. If and when the Utility RELIEF Act becomes law, it will modify Maryland's regulatory framework and rules governing recovery of certain costs in utility ratemaking for Baltimore Gas & Electric Company (“BGE”), Potomac Electric Power Company (“Pepco”), and Delmarva Power & Light Company (“DPL”), all subsidiaries of Exelon.

Item 7.01. Regulation FD Disclosure

On April 16, 2026, PECO announced via press release the withdrawal of its Rate Case Proceedings. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information provided in this Item 7.01 (including Exhibit 99.1) is furnished to, but not filed with, the Securities and Exchange Commission.

In response to the developments disclosed under Item 8.01 above, Exelon will redeploy and implement delays in capital projects and execute operational efficiencies. Exelon reaffirms its previously disclosed 2026 Adjusted (non-GAAP) operating earnings guidance range of $2.81-$2.91 per share and reaffirms its previously disclosed expectation for cumulative annualized Adjusted (non-GAAP) operating earnings growth from 2025 to 2029 to be near the top end of the 5 to 7 percent range.

Consistent with normal practice, Exelon will provide its quarterly financial update and additional related disclosures as part of its first quarter 2026 earnings call on May 6, 2026.

Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description
99.1	Press release
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

* * * * *

This combined Current Report on Form 8-K is being furnished separately by Exelon, PECO, BGE, Pepco Holdings LLC, Pepco, and DPL (Registrants). Information contained herein relating to any individual Registrant has been furnished by such Registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.

This Current Report contains certain forward-looking statements within the meaning of federal securities laws that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” “should,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements.

Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors that may cause our actual results or outcomes to differ materially from those contained in our forward-looking statements, including, but not limited to: unfavorable legislative and/or regulatory actions; uncertainty as to outcomes and timing of regulatory approval proceedings and/or negotiated settlements thereof; environmental liabilities and remediation costs; state and federal legislation requiring use of low-emission, renewable, and/or alternate fuel sources and/or mandating implementation of energy conservation programs requiring implementation of new technologies; challenges to tax positions taken, tax law changes, and difficulty in quantifying potential tax effects of business decisions; negative outcomes in legal proceedings; physical security and cybersecurity risks; extreme weather events, natural disasters, operational accidents such as wildfires or natural gas explosions, war, acts and threats of terrorism, public health crises, epidemics, pandemics, or other significant events; disruptions or cost increases in the supply chain, including shortages in labor, materials or parts, or significant increases in relevant tariffs; lack of sufficient power generation resources to meet actual or forecasted demand or disruptions at power generation facilities owned by third parties; emerging technologies that could affect or transform the energy industry; instability in capital and credit markets; a downgrade of any Registrant's credit ratings or other failure to satisfy the credit standards in the Registrants' agreements or regulatory financial requirements; significant economic downturns or increases in customer rates; impacts of climate change and weather on energy usage and maintenance and capital costs; and impairment of long-lived assets, goodwill, and other assets.

New factors emerge from time to time, and it is impossible for us to predict all of such factors, nor can we assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. For more information, see those factors discussed with respect to each of the Registrants in the Registrants' most recent Annual Report on Form 10-K, including in Part I, ITEM 1A, any subsequent Quarterly Reports on Form 10-Q, and in other reports filed by the Registrants from time to time with the SEC.

Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this Current Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Jeanne M. Jones
Jeanne M. Jones
Executive Vice President, Chief Finance Officer, Audit and Risk

PECO ENERGY COMPANY

/s/ Marissa E. Humphrey
Marissa E. Humphrey
Senior Vice President, Chief Financial Officer and Treasurer

BALTIMORE GAS AND ELECTRIC COMPANY

/s/ Michael J. Cloyd
Michael J. Cloyd
Senior Vice President, Chief Financial Officer and Treasurer

PEPCO HOLDINGS LLC

/s/ Elizabeth Morgan Downs O'Donnell
Elizabeth Morgan Downs O'Donnell
Senior Vice President, Chief Financial Officer and Treasurer

POTOMAC ELECTRIC POWER COMPANY

/s/ Elizabeth Morgan Downs O'Donnell
Elizabeth Morgan Downs O'Donnell
Senior Vice President, Chief Financial Officer and Treasurer

DELMARVA POWER & LIGHT COMPANY

/s/ Elizabeth Morgan Downs O'Donnell
Elizabeth Morgan Downs O'Donnell
Senior Vice President, Chief Financial Officer and Treasurer

April 16, 2026

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)